UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒     Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

VICTORY CAPITAL HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

Your Vote Counts! VICTORY CAPITAL HOLDINGS, INC. 2026 Annual Meeting Vote by May 5, 2026 11:59 PM ET VictoryCapital” VICTORY CAPIIAL HOLDING, INC 15975 LA CANTIRA IEWAY SAN ANTONIO, TX 76756 V85481-P45451 You invested in VICTORY CAPITAL HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This Is an Important notice regarding the avallabllity of proxy materlals for the stockholder meeting to be held on May 6, 2026. Get informed before you vote View the Notice and Proxy Staterent and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PJ Vote Virtually at the Meeting* May 6, 2026 8:00 A.M. ET Virtually at: www.virtualshareholdermeeting.com/VCTR2026 For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V85482-P45451 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Class II Directors For Nominees: 1a. Céline Boyer-Chammard 1b. Mary Jackson For 1c. Alan H. Rappaport For 2. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. For 3. A non-binding advisory vote to approve the compensation of our named executive officers. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 137457-001 26Mar26 13:54 Page 2